PROTOCOL SYSTEMS, INC.

          1993 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS


1.     PURPOSE

The purpose of Protocol Systems, Inc. 1993 Stock Option Plan for Nonemployee Directors (the "Plan") is to promote the interests of Protocol Systems, Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors and by encouraging such directors to acquire or increase their proprietary interest in the Company.

2.     SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Article 7, the total number of shares of common stock (the "Common Stock") of the Company for which options may be granted under the Plan in fiscal year 1993 shall be 42,000, and the total number of shares of Common Stock for which options may be granted under the Plan in each fiscal year thereafter during any part of which the Plan is
effective (the "Shares") shall be 60,000 shares of Common Stock.   The Shares
shall be shares currently authorized but unissued. If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the Shares subject to, but not delivered under, such option may become available for the grant of other options under the Plan. No shares delivered to the Company in full or partial payment of an option price payable pursuant to Paragraph 6.3 shall become available for the grant of other options under the Plan.

3.     ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable.

4.     PARTICIPATION IN THE PLAN

Each member of the Company's Board of Directors (a "Director") who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Director") shall be eligible to participate in the Plan.

5.     NONSTATUTORY STOCK OPTIONS

All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

6.     OPTION TERMS

Each option granted to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

6.1    Option Agreements

       Each option granted under the Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Company and by the Eligible Director to whom such option is granted and dated as of the applicable date of grant. Each Agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

6.2    Option Grant Size and Grant Dates

6.2.1 Initial Grants. An option to purchase 10,000 Shares (as adjusted pursuant to Article 7) shall be granted to each Eligible Director immediately following the Annual Meeting at which such Director is first elected or immediately following the first Annual Meeting after such Eligible Director is first elected or appointed by the Board of Directors (the "Board") to be a Director, whichever is applicable (each an "Initial Grant"); provided, that if an Eligible Director who previously received an Initial Grant terminates service as a Director and is subsequently elected or appointed to the Board, such Director shall not be eligible to receive a second Initial Grant, but shall be eligible to receive only Annual Grants as provided in Section 6.2.2, beginning with the Annual Meeting held during the fiscal year immediately following the year in which such Director was re-elected or appointed; provided, further that any Eligible Director who, as a result of such Director's election or appointment by the Board, served on the Board before the Annual Meeting at which such Director is first elected by shareholders shall receive at the time of such Director's Initial Grant an option to purchase the number of Shares (as adjusted pursuant to Article 7) equal to the product of 250 multiplied by the number of months (or portions thereof) that such Director served on the Board before his election by shareholders (each an "Additional Grant").

6.2.2 Annual Grants. An option to purchase 5,000 Shares (as adjusted pursuant to Article 7) shall be granted automatically each year, immediately following the Annual Meeting, to each Director who is an Eligible Director at such time and who has received an Initial Grant, such grants to begin with the Annual Meeting held during the fiscal year immediately following the year in which the Eligible Director receives an Initial Grant; provided, that with respect to each Director who is an Eligible Director immediately following the Annual Meeting at which the Plan is approved by the stockholders of the Company, such grants shall begin with the Annual Meeting at which the Plan is approved by the stockholders of the Company (each, an "Annual Grant").

6.3    Option Exercise Price

       The option exercise price per share for an Initial, Additional or Annual Grant shall be the Fair Market Value (as hereinafter defined) of the Common Stock on the date of grant. For purposes of the Plan, "Fair Market Value" equals the closing price for the Common Stock as reported in The Wall Street Journal for NASDAQ Stock Market transactions.

6.4    Vesting; Exercisability

       Subject to Section 6.7, Initial Grants shall vest over a three-year period. Annual Grants and Additional Grants shall vest and become nonforfeitable, and shall become exercisable on the day the option is granted.

6.5    Time and Manner of Option Exercise

       Any option is exercisable in whole or in part at any time or from time to time during the option period by giving written notice, signed by the person exercising the option, to the Company stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full of the option exercise price for the number of Shares to be purchased. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the stock option as to such number of Shares, subject to Section 6.10. No option may at any time be exercised with respect to a fractional share.

6.6    Payment of Exercise Price

       Payment of the option exercise price may be in cash or by promissory note or bank-certified, cashier's, or personal check or, to the extent permitted by the Committee, payment may be in whole or part by:

a. transfer to the Company of shares of the Common Stock having a Fair Market Value equal to the option exercise price at the time of such exercise, or

b. delivery of instructions to the Company to withhold from the option shares that would otherwise be issued on the exercise that number of option shares having a Fair Market Value equal to the option exercise price at the time of such exercise.

       If the Fair Market Value of the number of whole shares transferred or the number of whole option shares surrendered is less than the total exercise price of the option, the shortfall must be made up in cash.

6.7    Term of Options

       Each option shall expire ten years from its date of grant, but shall be subject to earlier termination as follows:

a. In the event of the termination of an optionee's service as a Director, other than by reason of retirement, total and permanent disability, or death, the then-outstanding options of such optionee shall automatically expire on the effective date of such termination. For purposes of the Plan, the term "by reason of retirement" means: (i) mandatory retirement pursuant to Board policy; or (ii) termination of service voluntarily at any time after age 65.

b. In the event of the termination of an optionee's service as a Director by reason of retirement or total and permanent disability, the then-outstanding options of such optionee shall expire one year after the date of such termination or on the stated grant expiration date, whichever is earlier.

c. In the event of the death of an optionee while the optionee is a Director, the then-outstanding options of such optionee shall expire one year after the date of death of such optionee or on the stated grant expiration date, whichever is earlier.

Exercise of a deceased optionee's options that are still exercisable shall be by the estate of such optionee or by a person or persons whom the optionee has designated in writing filed with the Company, or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

6.8    Transferability

       The right of any optionee to exercise an option granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution or a QDRO.

6.9    Limitation of Rights

6.9.1 Limitation as to Shares. Neither the recipient of an option under the Plan nor an optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an option granted to such person until the date of issuance of a stock certificate for such Shares.

6.9.2 Limitation as to Directorship. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

6.10   Regulatory Approval and Compliance

       Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares shall comply with all relevant provision of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

       As a condition to the exercise of an option, the Company may require the optionee to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Company, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Company also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

       As a condition to the exercise of any option granted under this Plan, the optionee shall make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

       The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of options may be delayed, at the discretion of the Board, until the Company is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

7.     CAPITAL ADJUSTMENTS

The aggregate number and class of Shares subject to and authorized by the Plan, the number and class of Shares with respect to which an option may be granted to an Eligible Director under the Plan as provided in Article 6, the number and class of Shares subject to each outstanding option, and the exercise price per share specified in each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment or the payment of any stock dividend, or other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

In the event of the proposed dissolution or liquidation of the Company, each outstanding option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that outstanding options shall terminate as of a date fixed by the Board and give each optionee the right to exercise his option in whole or in part. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion, not to require such assumption or substitution.

8.     EXPENSES OF THE PLAN

All costs and expenses of the adoption and administration of the Plan shall be borne by the Company, and none of such expenses shall be charged to any optionee.

9.     EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective immediately following approval by the Company's stockholders. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the terms of any then-outstanding options.

10.    TERMINATION AND AMENDMENT OF THE PLAN

The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made more than once every six months that would change the amount, price or timing of the Initial and Annual Grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under Rule 16b-3, no amendment shall be made without the approval of the Company's stockholders that would:

a. materially increase the number of Shares that may be issued under the Plan.

b. materially modify the requirements as to eligibility for participation in the Plan, or

c. otherwise materially increase the benefits accruing to participants under the Plan.


ADOPTED by the Board of Directors on January 25, 1993.

RATIFIED by the stockholders on May 17, 1993.

AMENDED by the Board of Directors on March 7, 1996.

RATIFIED by the stockholders on July 10, 1996.

AMENDED by the Board of Directors on February 10, 1999

      PROTOCOL SYSTEMS, INC.


      By:  Craig M. Swanson, Secretary